UNITED STATES
                SECURITIES EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2001

                       ANYTHING2SHIP INC.
              (formerly known as MCC Catering Inc.)
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


        DELAWARE                            22-3642435
        --------                           ------------
(State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)


500 108th Avenue - Suite 730
City Center, Bellevue, WA                     98004
----------------------------------            -----
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number             (425) 990-6407
                                          --------------

Item 2.  Acquisition or Disposition of Assets

On May 29, 2001, the Company entered into an Acquisition Agreement with Autofirst Limited, ("Autofirst"), a company incorporated under the laws of the United Kingdom. Under the terms of the Agreement, the Company will undertake a 2.5 for 1 reverse split of its common stock. In consideration of the acquisition of all of the outstanding shares of common stock in Autofirst, the Company shall issue 10,100,000 shares of common stock to the shareholders of Autofirst in proportion to their percentage shareholding in Autofirst. The transaction and closing thereto is subject to the approval of shareholders of both companies. Subsequent to the closing of the transaction, control of the company shall pass to the shareholders of Autofirst. Upon consummation of the transaction, the prior historic financial statements of the new entity reflected AutoFirst's historic financial statements. As of May 31, 2001 the Company was known as Anything2Ship, Inc.

Anything2ship is a web enabled freight management service primarily focused on the spot freight marketplace. Its business is initially being launched in the United Kingdom to prove the concept followed by neighboring European Union markets and finally a rollout to the United States market.

Anything2Ship aims to be the "FEDEX" of the spot freight business by providing the convenience of a web enabled quotation and factoring system for non-professional buyers of freight services, primarily in SME's which matches their random shipments in real time to carrier running empty back hauls. Anything2Ship will seek to provide the non-professional shipper with real time quotes from carriers with underutilized capacity giving shippers a new level of competitive pricing, service and a more time saving transaction process which gives carriers new revenue sources from a market traditionally difficult to prospect, increases load optimization, margins and reduces credit risk.

Item 7.  Financial Statements and Exhibits

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of AutoFirst Ltd.

We have audited the accompanying balance sheet of AutoFirst Ltd., (a development stage company) as of April 30, 2001 and May 29, 2001 and the related statements of loss, cash flows and shareholders' equity for the year ended April 30, 2001 and for the period from May 1, 2001 to May 29, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standard require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidences supporting the amounts and disclosures in the financial statements, An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AutoFirst Ltd., as of April 30, 2001 and May 29, 2001, and the results of its operations and its cash flows for the year ended April 30, 2001 and for the period from May 1, 2001 to May 29, 2001 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has losses from operations and a net capital deficiency, which raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Notes 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Graf Repetti & Co., LLP.
New York, New York
December 13, 2001

                        AUTOFIRST LIMITED
                  (A Development Stage Company)
                         BALANCE SHEETS
                 APRIL 30, 2001 AND MAY 29, 2001

                                         As of          As of
                                    April 30, 2001   May 29, 2001
                                    -----------------------------
ASSETS
Current Assets
  Cash                                   $   3          $    3
                                      ----------      ----------
  Total Assets                           $   3          $    3
                                      ==========      ==========

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Liabilities
 Accrued Expenses                      $     -         $37,263

Other Liabilities
 Loan Payable - Glen Investments
   Note 6                                    -          32,450
                                      ----------      ----------
 Total Liabilities                     $     -         $69,713
                                      ----------      ----------
 Stockholders' Equity
  Common Stock, $.001 par value,
  Authorized 25,000,000 Shares;
  Issued and Outstanding 12,500,000
  Shares                                     -          12,500
  Common Stock, $1.50 par value,
  Authorized 1,000 Shares; Issued
  and Outstanding 2 Shares                   3               -

 Additional Paid in Capital                  -         153,253
 Deficit Accumulated During
  the Development Stage                      -        (235,463)
                                      ----------      ----------
 Total Stockholders' Equity                  3         (69,710)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)         $     3         $     3

The accompanying notes are an integral part of these financial statements

                        AUTOFIRST LIMITED
                  (A Development Stage Company)
         STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
              FOR THE YEAR ENDED APRIL 30, 2001 AND
             THE PERIOD MAY 1, 2001 TO MAY 29, 2001

                                       As of          As of
                                  April 30, 2001   May 29, 2001
                                  -----------------------------
REVENUE:                          $      0         $       0
                                  ---------        ----------

OPERATING EXPENSES:
  Accounting                             -             3,000
  Legal                                  -             4,000
  Rent expense - (Note 2)                -               200
  Filing fee                             -                13
  Contributed Services - Note 5          -             5,000
                                  ---------        ----------
Total Operating Expenses                 -            12,213
                                  ---------        ----------
Net Loss                                 -           (12,213)

Adjustment to Deficit for
Purchase Agreement - Note 1f             -          (223,250)
                                  ---------        ----------
Accumulated Deficit
  - End of Period                        -         $(235,463)
                                  =========        ==========
Net Loss per Share                $      -         $   (0.09)
                                  =========        ==========
Weighted Average Number of
 Shares Outstanding                      2         2,748,276
                                  =========        ==========

The accompanying notes are an integral part of these financial statements.

                       AUTOFIRST LIMITED
                  (A Development Stage Company)
                    STATEMENTS OF CASH FLOWS
              FOR THE YEAR ENDED APRIL 30, 2001 AND
             THE PERIOD MAY 1, 2001 TO MAY 29, 2001

                                       As of          As of
                                  April 30, 2001   May 29, 2001
                                  -----------------------------
CASH FLOWS FROM
OPERATING ACTIVITIES
Net Loss                          $      -         $ (12,213)
                                  ---------        ----------
Adjustments to Reconcile Net
Loss to Net Cash Used in
Operating Activities:
Additional paid in capital
 contributed by shareholders for:
 Rent                                    -               200
 Contributed Services                    -             5,000
Changes in Assets and Liabilities:
 Increase in Accrued Expenses            -            37,263
                                  ---------        ----------
Total Adjustments                        -            42,463
                                  ---------        ----------
Net Cash Used in
Operating Activities                     -            30,250
                                  ---------        ----------
CASH FLOWS FROM
FINANCING ACTIVITIES:
Increase in loan payable -
 Glen Investments                        -            32,450
Proceeds from Issuance of
 Common Stock                            -           160,550
                                  ---------        ----------
Net Cash Provided by
Financing Activities                     -           193,000
                                  ---------        ----------

CASH FLOWS FROM
INVESTING ACTIVITIES:
Increase in deficit resulting
 from purchase agreement                 -          (223,250)
                                  ---------        ----------
Net Cash Used in
Investing Activities                     -          (223,250)

                                  ---------        ----------
Net Change in Cash                       -                 0

Cash at Beginning of Period              0                 3

Cash at End of Period             $      3          $      3
                                  ---------        ----------

SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION
  Cash Paid During the Period
  for Interest Expense            $      0          $      0
                                  ---------        ----------
  Corporate Taxes                 $      0          $      0
                                  ---------        ----------

The accompanying notes are an integral part of these financial statements.

                                 MCC CATERING, INC.
                           (A Development Stage Company)
                     STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)
                          FROM INCEPTION TO MAY 29, 2001

                                                        Total
                   COMMON STOCK ISSUED   Additional  Accumulated Shareholders'
                   SHARES    PAR VALUE   Paid in Cap   Deficit      Equity
                -------------------------------------------------------------
Issuance of
2 shares
June 25, 1998              2   $     3      $     -     $      -   $      3

Net loss for the
period from
inception to
April 30, 1999             -         -            -            -          -
                -------------------------------------------------------------
Balance -
April 30, 1999             2         3            -            -          3

Net loss for the
year ended
April 30, 2000             -         -            -            -          -
                -------------------------------------------------------------
Balance -
April 30, 2000             2         3            -            -          3

Net loss for the
year ended
April 30, 2001             -         -            -            -          -
                -------------------------------------------------------------
Balance -
April 30, 2001             2         3            -            -          3

Exchange of
May 29, 2001 of
AutoFirst Limited
shares for shares of      (2)       (3)           -            -         (3)
MCC Catering Inc. 12,500,000    12,500      148,053     (223,250)   (62,697)

Net loss for the
period May 1, 2001
to May 29, 2001            -         -            -      (12,213)   (12,213)

Additional paid in
capital contributed
shareholders
May 1, 2001 to
May 29, 2001               -         -        5,200            -      5,200
                -------------------------------------------------------------
                  12,500,000   $12,500     $153,253    $(235,463)  $(69,710)
                =============================================================

The accompanying notes are an integral part of these financial statements.

                        AUTOFIRST LIMITED
                   (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS
                          MAY 29, 2001

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

A.   Description of Company
AutoFirst Limited ("the Company") is a for profit corporation incorporated under the laws of England on June 25, 1998 under the name Autolist Limited. On April 2, 2001, the Company changed its name to AutoFirst Limited. The Company is a developmental stage company. The Company's principal objective was to acquire technology. In connection with the business combination described in Note 1f, the Company changed its objective to focus on the development of a digital technology platform to service the shipping industry. On May 31, 2001, the Company changed its name to Anything2Ship, Inc.


B.   Basis of Presentation
Financial statements are prepared on the accrual basis of accounting. Accordingly, revenue is recognized when earned and expenses when incurred.

C.   Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that, affect certain reported amounts and disclosures. Accordingly actual results could differ from these estimates. Significant estimates in the financial statements include the assumption that the Company will continue as a going concern. See Note 4.

D.   Cash and Cash Equivalents
For purposes of the statements of cash flows, the Company considers all short-term investments with maturity of three months or less to be cash equivalents.

E.   Consolidation Policy
The accompanying consolidated financial statements include the accounts of the Company and all of its wholly owned and majority owned subsidiaries. There were no inter-company transactions to eliminate in consolidation.

F.   Purchase Agreement
On May 29, 2001, the Company entered into an agreement whereby it agreed to purchase MCC Catering, Inc., a company incorporated under the laws of the State of Delaware. MCC Catering, Inc., is a developmental stage company with no assets and $69,713 of liabilities as of May 29, 2001. The agreement called for a one for 2.5 reverse split of MCC's currently outstanding shares resulting in 2,400,000 outstanding. The financial statements as presented reflect the stock split. MCC then issued 10,100,000 post-reverse split shares with a par value of $10,100 to the shareholders of AutoFirst Limited in exchange for 100% of the issued and outstanding stock of AutoFirst Limited.

MCC accounted for the purchase agreement transaction as a capital transaction rather than a business combination. Additional paid in capital was reduced for the $10,100 par value of the stock MCC issued in exchange for the outstanding stock of AutoFirst. MCC recorded AutoFirst's cash of $3 as its own assets. No goodwill or other intagible asset was recorded. Upon consummation of the transaction, the prior historic financial statements of the new entity reflected AutoFirst's historic financial statements.
After May 31, 2001 the Company is known as Anything2Ship, Inc.

Although MCC is the legal acquirer of AutoFirst, AutoFirst is the acquirer for accounting purposes because the former shareholders of AutoFirst hold 81% of the total shares of MCC, and the former shareholders of MCC hold 19% of the total shares immediately after the acquisition. Thus, the former shareholders of AutoFirst have control of the merged entity.


NOTE 2 - USE OF OFFICE SPACE

The Company uses 250 square feet of space for its executive offices at City Tower, 40 Basinghall Street, London, UK which it receives from one of its shareholders at no cost. The fair market value of this office is $200 per month which is reflected as an expense with a corresponding credit to contributed capital.


NOTE 3 - EARNINGS PER SHARE

                               Year Ended      May 1, 2001 to
                             April 30, 2001     May 29, 2001
                           ------------------------------------
Net Loss per share               $(0.00)           $(0.09)


NOTE 4 - LIQUIDITY

The Company's viability as a going concern is dependent upon raising additional, capital, and ultimately, having net income. The Company's limited operating history, including its losses and no revenues, primarily reflected the operations of its early stage. As a result, the Company had from time of inception to May 29, 2001, no revenue and a net loss from operations of $(235,463). As of May 29, 2001, the Company had a net capital deficiency of $(69,710).

The Company requires additional capital principally to meet its costs for the implementation of its business plan, for general and administrative expenses and to fund costs associated with the start up and operation of its retail outlets. It is not anticipated that the Company will be able to meet its financial obligations through internal net revenue in the foreseeable future. Autofirst Limited does not have a working capital line of credit with any financial institution. Therefore, future sources of liquidity will be limited to the Company's ability to obtain additional debt or equity funding. Note 6.


NOTE 5 - CONTRIBUTED SERVICES

Two of the Company's offices began rendering ervices on behalf of the company at no cost. The fair market value is $2,500 per officer per month. Each amount is reflected as an expense with a corresponding credit to additional paid in capital.


NOTE 6 - RELATED PARTY TRANSACTION

Astrid Property Holdings Ltd., is a shareholder of AutoFirst
Limited. Astride Property Holdings has agreed to loan funds up to $75,000 to Autofirst to cover Autofirst's financial obligations.

Subsequent to that, there is no guarantee or assurance that Astride Property Holdings will advance AutoFirst any further funds or that AutoFirst will be able to raise any additional funds to meet its financial obligations.

Autofirst anticipates that its capital resources, as provided through its arrangement with Astride Property Holdings, will permit the company to maintain its current implemented operations for at least twelve (12) months.

As of May 29, 2001, $32,450 was outstanding on this loan.

The loan is not evidenced by a note. The informal agreement calls for no payment of interest. AutoFirst intends to repay the loan out of any fund raising that it may carry out or when the company achieves sustainable revenue.



NOTE 7 - NON-CASH FINANCIAL TRANSACTIONS

Non-cash financing transactions consisting of the cost of contributed services, rent and other start-up costs and the related additional paid in capital contributed by shareholders have been included in expenses and additional paid in capital, respectively, in the accompanying financial statements at a value of $5,200.

NOTE 8 - SUBSEQUENT EVENT

On June 17, 2001, the Company entered into an agreement whereby it agreed to purchase fixed assets, licenses and contracts and intellectual property from IGLOBALCOM, INC., for $200,000. $50,000 is due on December 17, 2001 and three installments of $50,000 each are due 90, 180 and 270 days after the first installment.



SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: January 14, 2002

ANYTHING2SHIP, INC.
-----------------------------------
(Registrant)

By: /s/ PETER BARNES
    ----------------
    President